UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2010

Stem Cell Innovations, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-10379	22-2313648
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11222 Richmond Ave., Suite 180, Houston, Texas		77082
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-679-7900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

Stem Cell Innovations, Inc., (SCLL.PK) wishes to update its shareholders on various aspects of the company over the past year.

Our human embryonic germ cell technology has matured substantially. This work was significantly more difficult than originally anticipated but has resulted in a series of interesting and useful observations that will fill in several missing pieces in human stem cell biology. These observations are currently being finalized and assembled into a form suitable for publication in scientific journals. We anticipate the publication of several such scientific papers over the coming year and these advances will enable us to pursue the application of our technology to drug discovery, liver disease and cancer. It is important to note that this technology is completely separate from standard human embryonic stem cells and comprises a unique and valuable intellectual property.

As a result of the shareholder vote that was held in August, the number of authorized shares was expanded to 20 billion. There are currently 2,844,387,312 shares issued and outstanding. The financing by Margie Chassman that was announced in conjunction with the vote has been completed. These funds, along with income from ongoing and new contract research, should enable the Company to put a program in place over the next six to nine months that will enable us to become listed again on the Bulletin Board and become current with our filings. It is important to the Company to be as transparent as possible within the confines of this difficult financial environment and we are working diligently to achieve this.

This update contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. Forward-Looking statements are not statements of historical facts, but rather reflect our current expectations concerning future events and results. We use words such as “expects”, “intends”, “believes”, “may”, “will” and “anticipates” to indicate forward-looking statements. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including, but not limited to, those risks and uncertainties detailed in the Company’s periodic reports filed with the Securities and Exchange Commission. We caution that these risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. We cannot predict these new risk factors, nor can we assess the effect, if any, of the new risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ from those expressed or implied by these forward-looking statements.

If any one or more of these expectations and assumptions proves incorrect, actual results will likely differ materially from those contemplated by the forward-looking statements. Even if all of the foregoing assumptions and expectations prove correct, actual results may still differ materially from those expressed in the forward-looking statements as a result of factors we may not anticipate or that may be beyond our control. While we cannot assess the future impact that any of these differences could have on our business, financial condition, results of operations and cash flows or the market price of shares of our common stock, the difference could be significant. We do not undertake to update any forward-looking statements made by us, whether as a result of new information, future events or otherwise. You are cautioned.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stem Cell Innovations, Inc.

January 13, 2010	By:	James H. Kelly

Name: James H. Kelly
Title: CEO